UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021 (March 17, 2021)

SMTC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31051	98-0197680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Woodbine Avenue Markham, Ontario,		CANADA L3R 4G8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (905) 479-1810

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

On March 17, 2021, SMTC Corporation (“Company”) issued a press release announcing its fourth quarter and fiscal year 2020 financial results (the “Press Release”).  A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Committee made by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It:

This communication relates to the proposed merger involving the Company. In connection with the proposed merger, the Company filed a definitive proxy statement and other documents related to the proposed merger, including a form of proxy, with the Securities and Exchange Commission (the “SEC”) on February 18, 2021, and will file or furnish other relevant materials with the SEC. The definitive proxy statement and a form of proxy were first mailed or otherwise furnished to the stockholders of the Company on February 18, 2021. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. Investors and stockholders are able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.smtc.com. In addition, the documents may be obtained free of charge by directing a request by mail or telephone to: SMTC Corporation, 425 North Drive Melbourne, FL 32934, Attention: Secretary, (905) 479-1810.

Participants in the Solicitation

The Company, H.I.G. Capital, LLC (“H.I.G.”) and certain of their respective directors, executive officers, certain other members of management and employees of the Company and H.I.G. and agents retained by the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about directors and executive officers of the Company and their beneficial ownership of the Company’s common stock is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2020 annual meeting of stockholders, as filed with the SEC on June 26, 2020. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards, rights to severance payments or the purchase of equity in EMS Silver Topco Inc. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation is included in the proxy statement with respect to the proposed merger the Company filed with the SEC and furnished to the Company’s stockholders.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including statements regarding the proposed merger and the ability to consummate the proposed merger. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain stockholder approval as required for the proposed merger; (2) the conditions to the closing of the proposed merger and required regulatory approvals may not be obtained; (3) the proposed merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee to EMS Silver Inc. (“Parent”) by the Company; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed merger; (5) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, including with customers and suppliers; (6) the outcome of any legal proceedings related to the proposed merger; (7) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors, including, but not limited to, future response to, and effects of, the COVID-19 pandemic, including the Company’s continued operations, customer demand, supply chain availability and implementation of protective measures and public policy response to the COVID-19 pandemic, including legislation or restrictions, and access to additional funding under and compliance with its credit facilities; (8) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (9) the attention of the Company’s management and employees may be diverted from ongoing business concerns as a result of the proposed merger; (10) limitations placed on the Company’s ability to operate its business under the proposed merger agreement; (11) risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger; (12) the fact that under the terms of the merger agreement, the Company is restricted from soliciting other acquisition proposals after the date of the merger agreement; (13) the failure by Parent or EMS Silver Merger Sub Inc. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed merger; and (14) other risks to consummation of the proposed merger, including the risk that the proposed merger will not be completed within the expected time period or at all, which may adversely affect the Company’s business and the price of the Company’s common stock.

The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with the information contained in the Company’s SEC filings, including, but not limited to, the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2021. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, the Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s stockholders are advised, however, to consult any future disclosures the Company makes on related subjects as may be detailed in the Company’s other filings made from time to time with the SEC.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 17, 2021*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*File herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: March 17, 2021	By:	/s/ Edward Smith
Edward Smith
President and Chief Executive Officer

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